CONSULTING AGREEMENT
                              --------------------

THIS CONSULTING AGREEMENT (the "Agreement") is entered into as of this 26th day April, 2000 between Stockbroker Presentations, Inc., a Florida Corporation based at 207 Jasmine Lane, Longwood, Florida 32779(herein referred to as "SPI") and AFFILIATED RESOURCES CORPORATION, a Colorado Corporation based at 3050 Post Oak Blvd, Suite 1080 , Houston, Texas 77056 Corporation based at herein referred to as "COMPANY"), collectively SPI and COMPANY hereinafter referred to as "the parties".

                                   WITNESSETH:
     WHEREAS,  COMPANY  requires  the  services  of  SPI;  and

     WHEREAS, SPI an investor relations firm with experience in the dissemination of information about private and publicly traded companies; and is in the business of providing investor relations services and other related programs, services and products to other clients.


                                    AGREEMENT

1.  APPOINTMENT
COMPANY hereby appoints and engages SPI as its advisor and hereby retains and employs SPI on the terms and conditions of this Consulting Agreement. SPI accepts such appointment and agrees to perform the services upon the terms and conditions of said Consulting Agreement.

2.  ENGAGEMENT
COMPANY engages SPI to provide the services described in paragraph 3 herein. SPI accepts said engagement and COMPANY as a client, and agrees to provide services to COMPANY as further described in paragraph 3 below and subject to the provisions of this Consulting Agreement, for a period of one(1) year.

3.  AUTHORITY  AND  DESCRIPTION  OF  SERVICES
During the term of this Consulting Agreement SPI shall furnish some or all of the various services described in Addenda A, as requested by the COMPANY and agreed upon by the parties as described herein as follows:

     SPI shall act, generally, as corporate Investor relations counsel, essentially acting (as liaison between COMPANY and its Stockbrokers; (2) as advisor to COMPANY with respect to existing and potential market makers, broker-dealers, and Stockbrokers as well as being the liaison between COMPANY and such persons.

     The Consultant shall not be required to perform any investment banking related activities on behalf of , as a condition of this Agreement. For the purposes of this

_______________          ________________
        SPI                COMPANY

Agreement Investment Banking activities shall be defined as being any of the following:

      1. The location , negotiation and/or securing of any public or private debt for AFFILIATED RESOURCES CORPORATION.
      2. The location, negotiation and/or securing of any public or private equity for AFFILIATED RESOURCES CORPORATION.
      3. The production of any documentation that is to be utilized for the purposes and activities as relating to the activities as outlined in subheadings (1) and (2) above.
      4. Any other activities as may normally be associated with the practice of investment banking.

4.  TERM  OF  AGREEMENT
This Consulting Agreement shall become effective upon execution hereof and shall continue thereafter and remain in effect for a period of twelve (12) months. It is expressly acknowledged and agreed by and between the parties hereto that SPI shall not be obligated to provide any services and/or perform any work related to this Consulting Agreement until such time any agreed and/or specified retainer (deposit, initial fee, down payment) in U.S. funds, and/or other specified and/or agreed valuable consideration, has been received by SPI. Further, SPI may terminate services should COMPANY fail to make all payments upon receipt of invoices. Time is of the essence with respect to payment by Company of SPI invoices.

5.  WHERE  SERVICES  SHALL  BE  PERFORMED
SPI's  services  shall  be  performed  at  the  main  office  location  of SPI .

6.  DUTIES  OF  THE  COMPANY.
a. COMPANY will notify SPI in writing a minimum of thirty (30) days prior to making any private or public offering of securities, including but not limited to S-8 filing or Regulations S unless prohibited by Federal Securities laws.
b    COMPANY  will  notify SPI at least thirty (30) days prior to any insider selling  of  COMPANY'S  stock.
c. In that SPI shareholder, officers, employees, and/ or their families may hold a position in and engage in transactions with respect to COMPANY securities, and in light of the fact that SPI imposes restrictions on such transactions to guard against trading on the basis of material nonpublic information, COMPANY shall contemporaneously notify SPI if any information or data being supplied to SPI has not been generally released or promulgated.

7.  REPRESENTATION,  UNDERTAKINGS  AND  INDEMNIFICATION

_______________          ________________
        SPI                COMPANY

7 a. The execution and performances of this Consulting Agreement by COMPANY has been duly authorized by the Board of Directors of COMPANY in accordance with applicable law, and to the extent required, by the requisite number  of  shareholders  of  COMPANY.
                              --------
b. The performance by COMPANY of this Consulting Agreement will not violate any applicable court decree or order, law or regulation, nor will it violate any provision of the organizational documents and/or by laws of COMPANY or any contractual obligation by which COMPANY may be bound.

8  AGREEMENT  NOT  TO  HIRE
COMPANY acknowledges that SPI has expended considerable time, effort and expense in training the respective employees, independent contractors, subcontractors and vendors of SPI in the methods of operation, and that the employees and consultants of SPI will acquire confidential knowledge and information as to accounts, customers and business patrons, as well as confidential knowledge and information concerning the methods, forms, contracts and negotiations procedures and methods of SPI.The company agrees not to employ any employee of SPI for a period of twenty four (24) months from the expiration or termination of this Contract, without the written consent of SPI.

9.  COMPENSATION  AND  DISCLAIMERS
a. Compensation payable to SPI for all general investor relations services and other services hereunder, including but not limited to acquisition and merger services, shall be paid by COMPANY to SPI by the means and in the manner or manners as specified in "Addendum A", a copy of which is attached hereto and
incorporated  herein   by  this  reference.
b.     In  recognition  and  mutual  acknowledgment of the fact that AFFILIATED
RESOURCES CORPORATION is a company in its development stage and is further engaged in a business of a highly speculative nature with little or no current revenues, income or liquid market for its stock at this time the Consultant makes no representations, warranties or other affirmations as to the efficacy, viability and/or success of any efforts that may be undertaken on the Company's behalf, andhereby acknowledges, accepts and understands such disclaimers as made by the Consultant.

10.  DILUTION
SPI acknowledges that ARCX is currently seeking to increase the number of common shares to 50,000,000. COMPANY will not, by Amendment to its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, dilute the securities issued to SPI or , avoid or seek to avoid the observance of any term of this Consulting Agreement. COMPANY will in good faith assist in the carrying out of all such terms and in the taking of all such action that is necessary or appropriate to protect SPI against dilution or other impairment of SPI's securities. COMPANY shall not for a period of six (6) months of this



_______________          ________________
        SPI                COMPANY

Consulting Agreement enter into any transaction including reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities including additional shares or any other voluntary action with the exception to the terms and conditions of a contract between company and International Investment Banking, dated May 3, 2000. Options that are issued expire from the latter of one (1) year from the termination of this contract or the options have been registered with the SEC and the company has free trading shares to complete the options. If the company reverses or splits their stock , the options are revised accordingly.

Should there be a stock dividend or spin off of part of the company the SPI contract will remain in effect with ARCX, and any subsequent IR. work will be negotiated with SPI at that time for any new company.

11.  BILLING  AND  PAYMENT
Monthly fees or payments shall be due by the first day of the month and payable upon invoice.

12.  SPI  AS  AN  INDEPENDENT  CONTRACTOR
SPI shall provide said services as an independent contractor, and not as an employee or of any company affiliated with COMPANY. SPI has no authority to bind COMPANY or any affiliate of COMPANY to any legal action, contract, agreement, or purchase, and such action cannot be construed to be made in good faith or with the acceptance of COMPANY; thereby becoming the sole responsibility of SPI. SPI is not entitled to any medical coverage, life insurance, savings plans, health insurance, or any and all other benefits afforded COMPANY employees. SPI shall be solely responsible for any Federal, State or local taxes, and should COMPANY for any reason by required to pay taxes at a later date, SPI shall reassure such payment is made by SPI and not by COMPANY. SPI shall be responsible for all workers compensations payments and herein holds COMPANY harmless for any and all such payments and responsibilities related hereto.

13.  SPI  MAY  ENGAGE  IN  CONFLICTING  ACTIVITIES
COMPANY hereby acknowledges notification by SPI and understands that SPI does, and shall, represent and service other and multiple clients in the same manner as it does COMPANY, and that COMPANY is not an exclusive client of SPI. However, SPI shall not represent any client that would be a direct competitor.

14.  AMENDMENTS
This Consulting Agreement may be modified or amended, provided such modifications or amendments are mutually agreed upon by and between the parties hereto and that said modifications or amendments are made in writing and signed by both parties.



_______________          ________________
        SPI                COMPANY

15.  SEVERABILITY
If any provision of this Consulting Agreement shall be held to be contrary to law, invalid or unenforceable for any reason, the remaining provisions shall continue to be valid and enforceable. If a court finds that any provision of this Consulting Agreement is contrary to law, invalid or unenforceable, and that by limiting such provision it would become valid and enforceable, then such provision shall be deemed to be written, construed, and enforced as so limited.

16.  ATTORNEYS  FEES
In the event either party is in default of the terms or conditions of this Consulting Agreement and legal action is initiated or suit be entered as a result of such default, the prevailing party shall be entitled to recover all costs incurred as a result of such default including all costs, reasonable attorney fees, expenses and court costs through trial, appeal and to final disposition.

17.  RETURN  OF  RECORDS
Upon termination of this Consulting Agreement, SPI shall deliver all records, notes, data, memorandum, models and equipment of any nature that are in the control of SPI that are the property of or relate to the business of COMPANY.

18.  MISCELLANEOUS
     a. Currency: In all instances, references to dollars shall be United States Dollars.
     b. Stock: In all instances, references to stock and/ or options shall be deemed to be unrestricted and free trading.
     c. Any restricted shares or options that SPI agrees to accept as partial payment for services, will have piggy back rights on any registration the company makes with appropriate regulatory bodies.

19.  NOTICES
All notices hereunder shall be in writing and addressed to the party at the address herein set forth, or at such other address which notice pursuant to this section may be given. Any notice required or permitted by this Consulting Agreement to be given shall be given to the respective parties at the address first written above, on page one (1) of this Consulting Agreement.

20.  EXCLUSION  WITH  RESPECT  TO  PARTNERSHIP
The parties agree that, in no way, shall this Consulting Agreement be construed as being an act of partnership between the parties hereto and that no party hereto shall have, as a result of the execution of this Consulting Agreement, any liability for the commitments of any other party of any type, kind or sort.

21.  INUREMENT


_______________          ________________
        SPI                COMPANY

This Consulting Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, personal representatives, successors, assigns and any addendas attached hereto.

Notwithstanding anything to the contrary herein, if (a) all or substantially all of the assets of the Company should be transferred (wither by sale, exchange, foreclosure, liquidation, dissolution, repurchase or other disposition) to a corporation or other entity without the prior consent of the Consultant, this Agreement shall also continue to be binding upon both the Consultant as well as the transferee corporation and/or entity, and the Company shall make adequate provisions within remaining jointly and severally liable hereunder.

22.  COMPANY  AGREES  TO  PROVIDE  AND  PAY  COSTS  FOR:
*  Weekly  DTC  sheets.
*  Monthly  shareholder  list.  (SPI  will  pay  if  we  require  more  often.)
*  Bi-weekly  press  release.
*  Monthly  NOBL  list.
*  Bi-  weekly  broker  teleconference  calls.
*  Transfer  Agent/  clearing  firm  weekly stock activity report which includes
notification before    any  new stock is issued or any restricted stock is being
converted to free trading stock. Company will provide SPI with a copy of letter sent to transfer agent. Requesting this report
*  Copy  of  Moodys  or  S&P  Blue  Sky  certification.
* Due Diligence Package equivalent to Stockbroker Presentations ,Inc. standard package.
     *  Web site equivalent to Stockbroker Presentations, Inc. standard website.

23.  ENTIRE  AGREEMENT
This Consulting Agreement contains the entire agreement of the parties and may be modified or amended only by agreement in writing, signed by the party against whom enforcement of waiver, change, amendment, modification, extension or discharge is sought. It is declared by both parties that there are no oral or other agreements or understanding between them affecting this Consulting Agreement, or relating to the business of SPI. This Consulting Agreement supersedes all previous agreements between SPI and COMPANY.

23.  APPLICABLE  LAW
This Consulting Agreement is executed pursuant to and shall be interpreted and governed for all purposes by the laws of the State of Florida for which the Courts shall have jurisdiction. If any provision of this Consulting Agreement is declared void, such provision shall be deemed severed from this Consulting Agreement, which shall otherwise remain in full force and effect.



_______________          ________________
        SPI                COMPANY

24.  ACCEPTANCE  BY  SPI
This Consulting Agreement is not valid or binding upon SPI unless and until executed by its President or other duly authorized executive officer or SPI at its home office located at 207 Jasmine lane, Longwood,Florida 32779.

25.  EXECUTION  IN  COUNTERPART;  TELECOPY-FAX
This Consulting Agreement may be executed in counterparts, not withstanding the date or dates upon which this Consulting Agreement is executed and delivered by any of the parties, and shall be deemed to be an original and all of which constitute one and the same agreement, effective as of the reference date first written above. The fully executed telecopy (fax) version of this Consulting Agreement shall be construed by all parties hereto as an original version of said Consulting Agreement.

26.  DISCLAIMER
SPI is in the business of investor/public relations and other related business, as previously stated above, and in no way proclaims to be an investment advisor and/or stock or securities broker. SPI is not licensed as a stock or securities broker and is not in the business of selling such stocks or securities or advising as to the investment viability or worth of such stocks or securities.


STOCKBROKER  PRESENTATIONS,INC.         AFFILIATED  RESOURCES  CORPORATION
SIGNATURE:                              SIGNATURE:

________________________________        _____________________________
TITLE:_____________DATE:______          TITLE:_________DATE:_______
WITNESSED  BY:________________          WITNESSED  BY:_____________